COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Steven J. Adams, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on January 25, 2016.

__/s/ Steven J. Adams_____________

Steven J. Adams

COPELAND TRUST

CERTIFICATE OF SECRETARY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Trustees of Copeland Trust on November 17, 2015 and remains in effect on the date hereof:

RESOLVED, that the trustees and officers of the Trust who may be required to execute any amendments to Trust's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing Barbara A. Grosso and Michael P. Malloy, and any one of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in their name and on their behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as they might or could do in person.

COPELAND TRUST

Date: 1/27/2016	By: /s/ Barbara A. Grosso
Barbara A. Grosso